UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 29, 2005


                            Bootie Beer Corporation
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Florida                   000-50104                  65-0327060
 ------------------------  ------------------------       ---------------
(State  or  jurisdiction   (Commission  File  Number)      (IRS  Employer
   of  incorporation                                     Identification  No.)
   or  organization)


   620  North  Denning  Drive,  Suite  100,  Winter  Park,  FL        32789
  ------------------------------------------------------------   -------------
           (Address  of  principal  executive  offices)           (Zip  Code)


                                 (407)  622-5999
                             ----------------------
                         (Registrant's  telephone  number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On September 19, 2005, our shareholders approved an increase in our authorized shares of common stock to 200,000,000 shares of common stock. We filed an Amendment to our Amended and Restated Articles of Incorporation with the Florida Secretary of State on November 29, 2005 to implement the increase in authorized shares.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits:

EXHIBIT  NUMBER     DESCRIPTION
---------------     -----------

3.1     Amendment  to  Amended  and  Restated  Articles  of  Incorporation.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Bootie  Beer  Corporation
     ------------------------
     REGISTRANT


Date:  December  1,  2005       By:  /s/  Tania  Torruella
                                   -------------------------
                                   Tania  Torruella
                                   Chief  Executive  Officer